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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): September 29, 1999


             SSB VEHICLE SECURITIES INC., (as depositor under the
         Sale and Servicing Agreement, dated as of September 1, 1999)

                          SSB VEHICLE SECURITIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                  333-63005-01               N/A
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(State or Other Jurisdiction of      (Commission         (I.R.S. Employer)
        Incorporation)               File Number)        Identification No.


                           Seven World Trade Center
                           New York, New York 10048
                   ----------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 783-7000
                                                          ----- --------

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

Item 5.   Other Events.
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Filing of certain Agreements
----------------------------


     On September 29, 1999, SSB Vehicle Securities Inc. ("SSB") entered into a sale and servicing agreement dated as of September 1, 1999 (the "Sale and Servicing Agreement"), by and among SSB, as depositor, BMW Vehicle Owner Trust 1999-A (the "Issuer"), as issuer, BMW Financial Services NA, Inc., as a seller and servicer, BMW FS Funding Corporation, as a seller, and The Chase Manhattan Bank ("Chase") as indenture trustee. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

     On September 29, 1999, the Issuer and Chase entered into an indenture dated as of September 1, 1999 (the "Indenture"). On September 29, 1999, SSB and Wilmington Trust Company entered into an amended and restated trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit
4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

Information and Exhibits.
-------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                   Description
         -----------                   -----------

             4.1                       Indenture

             4.2                       Trust Agreement

             10.1                      Sale and Servicing Agreement

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SSB VEHICLE SECURITIES INC.



                                         By:/s/ Ted Yarbrough
                                              --------------------------------
                                              Name:  Ted Yarbrough
                                              Title:  Assistant Vice President



Dated:  October 15, 1999

                                 Exhibit Index
                                 -------------

Exhibit                                                                   Page
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4.1     Indenture.............................................................
4.2     Trust Agreement.......................................................
10.1    Sale and Servicing Agreement..........................................